Exhibit 10.19  Line of Credit Agreement with BankFIRST

STRATCOMM MEDIA USA, INC        BANKFIRST
1947 LEE ROAD                   15119 US HWY 441      Loan Number____________
WINTER PARK,  FL  32789         EUSTIS, FL  32726     Date___APRIL 23,  1998___
                                                      Maturity Date ON DEMAND
                                                      Loan Amount  $300,000.00
BORROIWER' NAME AND ADDRESS   LENDER'S NAME AND ADDRESS  Renewal of ____________
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For the value  received,  I promise to pay you, or your address listed above the
PRICIPAL sum of THREE HUNDRED THOUSAND AND NO/100 *************** Dollars $300,000.00 [ ] Single Advance: I will receive all of this principal sum on _______. No additional advances are contemplated under this note. [X] Multiple
Advance: The principle amount shown above is the maximum amount of the principal I can borrow under this note. On APRIL 23, 1998 I will receive the amount of $_____________and future principal advances are contemplated.

         Conditions:   The  conditions  for  future   advances  are  SUBJECT  TO
         ANNUALFINACIAL          REVIEW         AND         PER         CUSTOMER
         REQUERST_______________________________________________________________
         [X] Open End Credit: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on DEMAND . [ ] Closed End Credit: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST:  I agree to pay interest on the outstanding principal balance from
         APRIL 23, 1998     at the rate of    8.500%
         Per year until FIRST CHANGE DATE                              .
[X]  Variable Rate:  This rate may then changed as stated below.
         [X] Index Rate:  The future rate will be ____EQUAL TO    the following
             index rate:  WALL STREET JOURNAL PRIME RATE
         PUBLISHED FROM TIME TO TIME IN THE MONEY SECTION OF THE WALL STREET JOURNAL______.
         [   ]  No Index:  The future rate will not be subject to any internal or external index.  It will be entirely in your control.
         [x}Frequency and Timing:  The rate on this note may change as often as daily.
                 A change on the interest rate will take effect ON THE SAME DAY.
         [x] Limitations: During the term of this loan, the applicable interest rate will not be more than ____18.000% or less than ____________________%. The rate may not change more than ___________% or each________________.

         Effect of Variable Rate: A change in the interest rate will have the following effect on the payments; [X] the amount of each scheduled payment will change [X] The amount of the final payment will change.

         [   ]----------------------------------------------------------------
ACCURAL METHOD:  Interest will be calculated on a ______ACTUAL/360
POST MATURITY RATE: I agree to pay the interest on the unpaid balance of this note owing after maturity, and until paid in full. [ ] on the same affixed or variable rate basis in effect before maturity (as indicated above). [X] at a rate equal to THE STATE OF FLORIDA MAXIMUM RATE CURERENCTLY AT 18%.

[X] LATE CHARGE: If a payment is made more than __10 days after its due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT WITH A MAXIMUM OF $50.00

[X]  ADDITIONAL CHARGES:  in addition to interest, I agree to pay the following charges which [X] are [  ] are not included in the principal amount above:
         EFER TO DISBURSEMENT AUTHORIZATION__________________
PAYMENTS:  I agree to pay this note as follows:
[X]  Interest:  I Agree to pay the accrued interest    ON THE 23RD DAY OF EACH
         MONTH BEGINNING MAY 23, 1988

[X] Principal:  I agrees  to pay the principal       ON DEMAND

[   ]  Installments:  I agree to pay this note in ____________ payments.  The first payment will be in the amount of _______________ and will be due ___________________________________.  A payment of __________________
       will be due_______________________________________thereafter.  The final payment of the entire unpaid balance and interest will be
         --------------------------------------------------------------
PURPOSE: The purpose of this loan is __BUSINESS: SUPPORT WORKIN CAPITAL. ADDITIONAL TERMS:

                               SECURITY

SECURITY INTEREST: I give you a security interest in all of the property described below that I now own and that I may own in the future (including but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

  [ ] Inventory. All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business. [ ]
Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

  [ ] Farm Products: All farm products including but not limited to: (a) all poultry and livestock and their young, along with their products, produce and replacements; (b) all crops, annual or perennial, and all product of the crops; and (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations [ ] Accounts, Instruments, Documents, Chattel paper, and Other Rights to Payment: All rights I have now and that I may have in the future to payment of money including, but mot limited to:

(a) payment for goods and other property sold or leased or for service rendered, whether or not I have earned such payment by performance; and
(b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations recievable. The above include any rights and interests(including all liens and security interet) which I may have by law or agreement against any acount debtor or obligor of mine.

[ ] Gerneral Intanigables: All gener intangibals including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, any conservation reserve payments) which I now and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X] The  secured  property  includes,  but is not  limited  by,  the  following:
BANKFIRST CD #0300007576 IN THE AMOUNT OF $200,000.00 DATED 11/07/97 AND BANKFIRST CD #0300007559 IN THE AMOUNT OF $100,000.00 DATED 10/10/97 BOTH IN THE NAME OF STRATCOMM MEDIA USA, INC.

If this Agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is_________________________________________________________________________
[ ] If checked, file this agreement on the real estate records. Record Owner (if not me)______________________________________
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The property  will be used for [ ] personal [X]  business [ ]  agricultural  [ ]
_________________________________ purpose.

                    ADDITIONAL TERMS OF THE SECURITY AGREEMENT


GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances be governed by the law of the state in which the Property is located.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent all of the Property, or to the extent this 'is a purchase interest I will acquire ownership of the Property with the loan. I will defend it against any other claim. Your claim to the property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

 I will keep books, records and accounts about the property and my business in general. I will let you examine these records at any reasonable time. I will keep the Property in my possession and use it only for the purposes(s) described on page 1 of this agreement. I will not change the specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of all previous owners of the Property.

   I will keep the Property at my address, unless we agree I may keep it at another location. If the property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

   You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

   I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

   If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lion or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

INSURANCE - I agree to buy insurance on the property against all the risks and for the amounts you require and to furnish you continuing proof of the coverage. I will have the insurance company name you as a loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be responsibly acceptable to you. The insurance will last until the property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as a loss payee) you may purchase it yourself.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and, any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay the full price on any returned items or items retaken by myself, I will do so.

   If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.

   If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform
Commercial Code. My current address is on page 1. 1 agree to inform you in writing of any change of my address.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

Any person who signs within this box does so to give you a security interest in the Property described on this page. This person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

Date

Signed _________________________________________________

                     ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on page 1, "[X]" means the terms that apply to this loan. "l," *me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lander and its successors and assigns.

APPLICABLE LAW - The law of the state of Florida will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. It any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement. PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary). INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and it you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS - It this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed and credit, repaying a part of the principal will not entitle me to additional credit. SET-OFF - I agree that you may set off any amount due under this note against any right I have to receive money from you.

                  "Right to receive money from you" means: (1) any deposit account balance I have with you; (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and (3) any repurchase agreement or other nondeposit obligation

"Any amount due and payable under this note " means the total amount of which you are entitled to and under the terms of this note at the time you set off. This total includes any balance the date for which you properly accelerate under this note.

 If my right to receive money from you is also owned by, someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to other amounts I could Withdraw on my sole request or endorsement, Your right of set-off does not apply to an account of other obligation where my rights are only as a representative. It also does not apply to any individual Retirement Account or other tax-deferred retirement account.

 You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off. DEFAULT - I will be in default if any one or more of the following occur: (1) 1 fail to make a payment an time or in the amount due; (2) 1 fail to keep the Property insured, if required; (3) 1 fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) 1 die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or

I am unable to pay my debts as they become due); (6) 1 make any written statement or provide any financiall information that is untrue or inaccurate at the time it was provided; (7) 1 do or fail to do something which causes you to believe you will have difficulty collecting the amount.[ owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) 1 change my name or assume an additional name without first notifying you before making such a change; 110) 1 fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

   (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges). (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.

   (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy. (4) You may refuse to make advances to me or allow purchases on credit by me.

   (5) You may use any remedy you have under state or federal law.
   (6) You may make use of any remedy given to you in any agreement securing this note.
   By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note. I also agree to pay any. reasonable fee costs (except Where prohibited by law). I agree that "reasonable attorney's fees" shall be constructed to mean 10% of the principal sum named in this note, or such larger fee that the court may determine to be reasonable and just. To the Extent permitted by the United States Bankruptcy Code, I also agree to pay reasonable attorney fees and cost you incur to collect his debt as awarded by nay court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to: (1) demand Payment of amounts due (presentment); (2) obtain Official certification of nonpayment (protest); or

(3) give notice that amounts due have not been paid (notice of dishonor). To the extent permitted by law, I also waive my right to a trial by jury in respect to any action arising from this note and any other agreement executed in conjunction with this credit transaction. I waive any defenses I have based on sureship or impairment of collateral.

OBLIGGATIONS INDEPENDENT - I understand that I must pay this note someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me a, or anyone else who is obligated on this note, or any number of us together to collect this note. You may without notice release any party to this agreement without releasing any other party. it you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will pot release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval. CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

SIGNATURES: I GREE TO THE TERMS OF THIS NOTICE (INCLUDING THOSE ON PAGES 1 AND 2). I have received a copy on toady's date.

STRATCOMM MEDIA USA, INC._____________________________________________________

JOESPH H LANDIS, CHIEF EXEC OFFICER___________________________________________

PAUL SERLUCO, CHIEF FINAN OFFICER_____________________________________________

Signature for lender:  ANNE K FRAY, EXECUTIVE VISE PRESIDNET__________________

BANKFIRST
15119 US HWY 441
EUSTIS, EL 32726
STRATCOMM MEDIA U.S.A., INC.
1947 LEE ROAD
WINTER PARK, FL 32789





Account holder's name and address: I: means the account holder named above. It there is more than one, "I" means all account holders jointly and each account holder separately.

Assignment of deposit or share account: For value received, I assign and transfer to you, and I give you a security interest in the following account(s):
BF CD #0300007576 AND BF CD #0300007559 BOTH IN THE NAIVE OF STRATCOMM MEDIA U.S.A., INC.

and any renewals or substitutions. These account(s) will be referred to as the collateral in the rest of this agreement. The collateral is held with:

BANKFIRST
15119 US NWY 441
EUTIS, FL  32726

which will be referred to as the depository in the rest of this agreement. The collateral includes all funds now in the accounts listed plus all additions of any kind and from any source, made at any time before the release of this agreement in writing.

Secured debt(s): This agreement is made to secure the payment of:
    [   ]  all present and future debts, of every kind and description which:

may now or hereafter owe to you, no matter how or when these debts arise. (We intend this paragraph to be very broad. For example, "debts" include loans or credit purchases, made by or transferred to you, as well as debts arising from any other relationship such as chuck overdrafts, forgeries, or returned deposits. These also include debts arising from any capacity [maker, co-maker, endorser, surety, guarantor].) It more than one person or entity is listed, then all joint and separate debts of all those listed are secured.

[X]  the  following   described   debt(s),   plus  all   extensions,   renewals,
modifications and substitution NOTE AM SECURITY AGREEMENT DATED 4/23/98 IN THE AMOUNT OF $300,000.00.

Additional terms:Additional terms: The following terms are also part of this agreement: (1) This agreement will last until you release it in writing, and you are not required to release it until the secured debts are paid in full.
   (2) While this agreement is in effect, neither I not anyone also (except you, the secured party) can withdraw all or any part of the collateral.

(3) No joint owner, beneficiary, surviving spouse or representative of my estate gets any rights in the collateral in the event of my death or incapacity until the secured debts are paid in full.

(4) You have the right to withdraw all or any part of the collateral and apply the withdrawal toward the payment of the secured debt(s), even if the withdrawal causes a penalty. If a secured debt is in default you can exercise this right without any notice to me or my consent (unless such notice or consent is required by law and cannot be waived). You have the right to sign my name for sign your name as my attorney in fact) to exercise the rights given to you in this agreement.

(5) 1 represent and promise that no other person or entity has any rights in the collateral that have priority over those I am giving you here and that no part of the collateral is exempt or protected by law from this agreement. (6) The rights and remedies I am giving you here are in addition to any stated in any other agreements. It there is more than one debt secured, more than one type of collateral (including collateral outside of this agreement) or more than one debtor liable, it is entirely in your discretion as to the order (7) 1 neither assume nor am excused from personal liability for any of the secured debts merely by making this agreement; my personal liability will be determined by referring to other documents. I do assume personal liability for the warranties and representation (8) A debt secured by this agreement (whether specifically listed or not) includes all sums that could possible be due under the debt. (9) I specifically request and direct the depository to honor and accept this agreement and its terms.

Signature(s) of account holder(s): By signing here we accept the terms of this agreement and acknoledgment receipt of this copy.

By: _____________________________________________________

JOESPH H LANDIS, CHIEF EXECUTIVE OFFICER

By: ______________________________________________________

PAUL SELUCO, CHIEF FINANCIAL OFFICER

-----------------------------------------------------------------------------


NOTICE TO DEPOSITORY:                        ACKNOLEDGMENT BT THE DEPOSITORY:                         RELEASE BY SECURED PARTY:
DATE:                                        DATE:  APRIL 23, 1998                                    Date:
To:                                          To: BANKFIRST                                            To:

[  ]  this confirms our oral notice dated:


Please take notice of this agreement. Please      We have received your notice of this agreement.  We  This is to  advise  you  that the assignment and security
confirm your receipt of this notice and              agree that no account holder or any other person  interest  in  the  collateral described above has been released
your acceptance of its terms by completing           (other than you, the secured party) has any right and       the        original
certificate, or passbook or other
the acknowledgement portion and returning            to make any withdrawals from the collateral until evidence  of  the  collateral
(if any) has been returned
a copy to the secured party.                         This agreement is released in writing by you.        to the account holder(s).

By:                                         By:                                         By:

-------------------------------------       -----------------------------------------   -----------------------------------------

for the secured party                       for the depository                          for the secured party


SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE. STRATCOMM MEDIA U.S.A. ,-INC-
                                                             (page I of 1)
      STRATCOMM MEDIA U.S.A., INC.  BANKFIRST
      1947 LEE ROAD                 15119 US HWY 441    Line of Credit No
      WINTER PARK, EL 32789         EUSTIS FL 32726     Date :  APRIL 23, 1998
                                                     Max credit amt. $300,000.00
      BORROWER'S NAME AND ADDRESS LENDER'S NAME AND ADDRESS Loan Ref #. You have extended to me a line of credit in the AMOUNT of THREE HUNDRED THOUSAND AND NO/100 ____________________________$ 300,000.00 .

--------------------------------------------------------------------
Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.  AMOUNT:  This line of credit is:
[X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
a.       I have borrowed the maximum amount available to me;
b.       This line of credit has expired;
c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
e.       SUBJECT TO ANUUAL FINACIAL REVIEW___________________________
                  ==============================================================

[ ] DISCRETIONARY : You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed

                  ----------------------------------------------------------.

Subject to the obligatory or discretionary limitation above, this line of credit is:

                  [ X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

                  [   ] CLOSED-END: I may borrow up to the maximum only
one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on________
                     APRIL 23, 1998___________, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows _______SUBJECT TO ANNUAL FINANCIAL REVIEW AND PER CUSTOMER REQUEST____

---------------------------------------------------------------------------
3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into accordance with this line of credit:
                  [X] security  agreement dated APRIL 23, 1998 [X] ASSIGNMENT OF
                  ACCOUNT               [               ]               mortgage
                  dated______________________________________   [X]  DOCUMENTARY
                  STAMP           LETTER          [          ]          guaranty
                  dated_______________________________________        [        ]
                  -------------------------------

4. REMEDIES: If I am in default on the note(s) you may:
a.       take any action as provided in the related documents
b.       without notice to me, terminate this line of credit.
                           By selecting any of these remedies you do not give up
your right to later use any other remedy, By deciding not to use any remedy should I

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I'll pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.
6. COVENANTS: For A long as this line of credit is in effect or I owe You money for advances made in accordance with the line of credit, I will do the following:
a. maintain books and records of my operations relating to the need for this line of credit;
b. permit you or any of your representative to inspect and/or copy these records
c. provide to you any documentation requested by you which support the reason for making any advance under the line of this credit;
d. permit you to make any advance payable to the seller(or seller and me) of any items being purchased with that advance;
e. ____________________________________________________________________________
   ----------------------------------------------------------------------------

7. NOTICES: All notices or other when correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.
8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a violation.
FOR THE LENDER        SIGNATURES: IAGREE TO THE TERMS OF THIS LINE OF CREDIT.
                      I HAVE RECEIVED A COPY ON TODAY"S DATE.
ANNE K. FRAY          STRATCOMM MEDIA USA, INC.
TITLE: EXECUTIVE VICE PRESIDENT             By:
                                            JOESPH H LANDIS, CHIEF EXEC OFFICER
                                            By

                                            PAUL SERLUCO, CHIEF FINAN OFFICER

STRATCOMM MEDIA USA, INC.
1947 LEE ROAD                    BANKFIRST             Loan Number______________
WINTER PARK, FL  32789           15119 US HWY 441      Dat  APRIL 23, 1998
                                 EUSTIS, FL  32726     Mat. Due _ON DEMAND___
BORROWERS NAME AND ADDRESS       LENDER'S NAME AND
                                      ADDRESS          Loan Amount $_300,000.00_
-----------------------------------------------------------------------------

I hereby authorize and request the following disbursement from the loan reference above:

a.      Amount given directly to me         $   298,600.00
b.     Amount paid on my account (#_____________)             $
c.       To lender amounts paid to others on my behalf        $  350.00
d.       To property insurance company      $
e.       To credit line insurance company   $
f.       To disability insurance company    $
g.       To public officials                $
h.       DOCUMENTARY STAMP TAX              $  1,0500.00
i.
j.
k.
l.
m.
n.
o.
p.
q.

Comments                                 STRATCOMM MEDIA USA, INC

                                       By:

                                             JOESPH H LANDIS, CHIEF EXEC OFFICER
                                       By:

Loan officer:                                PAUL SERLUCO, CHIEF FINAN OFFICER

 (page I of 1)
      CORPORATE AUTHORIZATION RESOLUTION

      BANKFIRST                              By:  STRATCOMM MEDIA USA, INC.
      15119 US HWY 441                               1947 LEE ROAD
      EUSTIS, FL 32726                               WINTER PARK, FL  32789
A. I,  LEN  ARNOFF  certify  that I am  Secretary  (clerk)  of the  above  named
Corporation organized under the laws of FLORIDA Federal Employer IND. Number 59-3131730, engaged in business under the trade name of STRATCOMM MEDIA U.S.A. , and that the following is a correct copy of resolutions adopted at a meeting of the Board of Directors of this corporation duly and properly called and held on APRIL 23, 1998 . These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

B. Be it resolved that,
(1) The Financial Institution named above is designated as a depository for the funds of this corporation.

(2) This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by this Financial Institution. (3) All transactions, if any, with respect to any deposits,  withdrawals,  rediscounts  and  borrowings  by or on  behalf  of this corporation with this Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed. (4) Any of the persons named below, so long as they act in a representative capacity as agents of this corporation, are authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated below, from time to time with this Financial Institution, concerning funds deposited in this Financial Institution, moneys borrowed from this Financial Institution or any other business transacted by and between this corporation and this Financial Institution subject to any restrictions stated below.

(5) Any and all prior resolutions adopted by the Board of Directors of this corporation and certified to this Financial Institution as governing the operation of this corporation's account(s), are in full force and effect, unless supplemented or modified by this authorization.

(6) This corporation agrees to the terms and conditions of any account agreement, properly opened by any authorized representative(s) of this corporation, and authorizes the Financial Institution named above, at any time, to charge this corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on this Financial Institution, regardless of by whom or by what means the facsimile signature(s) may have been affixed so long as they resemble the facsimile signature specimens in section C. (or the facsimile signature specimens that this corporation files with this Financial Institution from time to time) and contain the required number of signatures for this purpose.

C. If indicated, any person listed below (subject to any expressed restrictions) is authorized to:
(A) JOSEPH H. LANDIS, CHIEF EXEC OFFICER
(B) PAUL SERLUCO, CHIEF FINANCIAL OFFICER
(C)
(D)

      Indicate A, B, C and/or D

      A      B  (1)Exercise  all of the all of the powers  listed in (2) through
             (6). (2) Open any deposit or checking account(s) in the name of this corporation.

             (3) Endorse checks and orders for the payment of money and withdraw funds on deposit with this Financial Institution. Number of authorized signatures required for this purpose . (4) Borrow money on behalf and in the name of this corporation, sign, execute and deliver promissory notes or other evidences of indebtedness. Number of authorized signatures required for this purpose . (5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by this corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment. Number of authorized signatures required for this purpose (6) Enter into written lease for the purpose of renting and maintaining a Safe Deposit Box in this Fi cial Institution. Number of authorized persons required to gain access and to terminate the lease

D. I further certify that the Board of Directors of this corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers granted to the persons named who have full power and lawful authority to exercise the same.

                             In Witness Whereof,  I have hereunto  subscribed my
name and affixed the seal of this corporation on

IMPRINT                                              APRIL 23, 1998
SEAL
HERE

                                               JOESPH H LANDIS

                                               LEN ARNOFF

                            DOCUMENTARY STAMP LETTER

BankFIRST
15119 US HWY 441
EUSTIS, FL 32726





      Re: Loan Agreement between Stratcomm Media U.S.A., Inc. and BankFIRST dated April 23, 1998.

Gentlemen:

      Reference is made to the above-captioned loan agreement, under which we are financing a Line of Credit in the amount of Three Hundred Thousand and No/100 Dollars ($300,000.00) through your finance department in the bank. It is understood that the only documentary stamps which have been purchased in connection with this transaction have been placed on the notes mentioned in the agreement, and that should it later prove necessary to place state documentary stamps on the paper in each individual 'transaction, we will hold BankFIRST harmless and guarantee payment of all such additional documentary stamps that may be necessary to purchase in the future.

      This will also include any stamps that have to be purchased for contracts for individual transactions negotiated under the abovecaptioned agreement prior to the date of this letter.

ACKNOWLEDGED:

Stratconm Media U.S.A., Inc.


By:                                                                    (SEAL)
Joseph H. Landis
Chief Executive Officer

By                                                                     (SEAL)
      Paul Serluco
      Chief Financial Officer

Date:

CORPORATE AUTHORIZATION RESOLUTION

      BANKFIRST                              By:  STRATCOMM MEDIA USA, INC.
      15119 US HWY 441                               1947 LEE ROAD
      EUSTIS, FL 32726                               WINTER PARK, FL  32789
A. I,  LEN  ARNOFF  certify  that I am  Secretary  (clerk)  of the  above  named
Corporation organized under the laws of FLORIDA Federal Employer IND. Number 59-3131730, engaged in business under the trade name of STRATCOMM MEDIA U.S.A. , and that the following is a correct copy of resolutions adopted at a meeting of the Board of Directors of this corporation duly and properly called and held on APRIL 23, 1998 . These resolutions appear in the minutes of this meeting and have not been rescinded or modified.

B. Be it resolved that,
(1) The Financial Institution named above is designated as a depository for the funds of this corporation.

(2) This resolution shall continue to have effect until express written notice of its rescission or modification has been received and recorded by this Financial Institution. (3) All transactions, if any, with respect to any deposits,  withdrawals,  rediscounts  and  borrowings  by or on  behalf  of this corporation with this Financial Institution prior to the adoption of this resolution are hereby ratified, approved and confirmed. (4) Any of the persons named below, so long as they act in a representative capacity as agents of this corporation, are authorized to make any and all other contracts, agreements, stipulations and orders which they may deem advisable for the effective exercise of the powers indicated below, from time to time with this Financial Institution, concerning funds deposited in this Financial Institution, moneys borrowed from this Financial Institution or any other business transacted by and between this corporation and this Financial Institution subject to any restrictions stated below.

(5) Any and all prior resolutions adopted by the Board of Directors of this corporation and certified to this Financial Institution as governing the operation of this corporation's account(s), are in full force and effect, unless supplemented or modified by this authorization.

(6) This corporation agrees to the terms and conditions of any account agreement, properly opened by any authorized representative(s) of this corporation, and authorizes the Financial Institution named above, at any time, to charge this corporation for all checks, drafts, or other orders, for the payment of money, that are drawn on this Financial Institution, regardless of by whom or by what means the facsimile signature(s) may have been affixed so long as they resemble the facsimile signature specimens in section C. (or the facsimile signature specimens that this corporation files with this Financial Institution from time to time) and contain the required number of signatures for this purpose.

C. If indicated, any person listed below (subject to any expressed restrictions) is authorized to:
(A) JOSEPH H. LANDIS, CHIEF EXEC OFFICER
(B) PAUL SERLUCO, CHIEF FINANCIAL OFFICER
(C)
(D)

      Indicate A, B, C and/or D

      A      B  (1)Exercise  all of the all of the powers  listed in (2) through
             (6). (2) Open any deposit or checking account(s) in the name of this corporation.

             (3) Endorse checks and orders for the payment of money and withdraw funds on deposit with this Financial Institution. Number of authorized signatures required for this purpose -2- . (4) Borrow money on behalf and in the name of this corporation, sign, execute and deliver promissory notes or other evidences of indebtedness. Number of authorized signatures required for this purpose . -2- (5) Endorse, assign, transfer, mortgage or pledge bills receivable, warehouse receipts, bills of lading, stocks, bonds, real estate or other property now owned or hereafter owned or acquired by this corporation as security for sums borrowed, and to discount the same, unconditionally guarantee payment of all bills received, negotiated or discounted and to waive demand, presentment, protest, notice of protest and notice of non-payment. Number of authorized signatures required for this purpose -2- (6) Enter into written lease for the purpose of renting and maintaining a Safe Deposit Box in this Fi cial Institution. Number of authorized persons required to gain access and to terminate the lease -2-

D. I further certify that the Board of Directors of this corporation has, and at the time of adoption of this resolution had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers granted to the persons named who have full power and lawful authority to exercise the same.

                             In Witness Whereof,  I have hereunto  subscribed my
name and affixed the seal of this corporation on

IMPRINT                                              APRIL 23, 1998
SEAL
HERE

                                               JOESPH H LANDIS

                                               LEN ARNOFF